                                                                    Exhibit 10.9

                          LOAN AND SECURITY AGREEMENT
                            LIMELIGHT NETWORKS, INC.

                                                                               .
                                                                               .
                                                                               .

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1    ACCOUNTING AND OTHER TERMS .........................................     4

2    LOAN AND TERMS OF PAYMENT ..........................................     4
     2.1    Promise to Pay ..............................................     4
     2.2    Termination of Commitment to Lend ...........................     5
     2.3    Overadvances ................................................     5
     2.4    Interest Rate, Payments .....................................     6
     2.5    Authority to Debit Accounts .................................     6
     2.6    Fees ........................................................     6

3    CONDITIONS OF LOANS ................................................     6
     3.1    Conditions Precedent to Initial Credit Extension ............     6
     3.2    Conditions Precedent to all Credit Extensions ...............     7

4    CREATION OF SECURITY INTEREST ......................................     7
     4.1    Grant of Security Interest ..................................     7
     4.2    Authorization to File .......................................     7

5    REPRESENTATIONS AND WARRANTIES .....................................     7
     5.1    Due Organization and Authorization ..........................     7
     5.2    Collateral ..................................................     8
     5.3    Litigation ..................................................     8
     5.4    No Material Adverse Change in Financial Statements ..........     8
     5.5    Solvency ....................................................     8
     5.6    Regulatory Compliance .......................................     8
     5.7    Investments in Subsidiaries .................................     9
     5.8    Full Disclosure .............................................     9

6    AFFIRMATIVE CONVENANTS .............................................     9
     6.1    Government Compliance .......................................     9
     6.2    Financial Statements, Reports, Certificates .................     9
     6.3    Inventory; Returns ..........................................    10
     6.4    Taxes .......................................................    10
     6.5    Insurance ...................................................    10
     6.6    Primary Accounts ............................................    10
     6.7    Financial Covenants .........................................    10
     6.8    Registration of Intellectual Property Rights ................    11
     6.9    Further Assurances ..........................................    11

7    NEGATIVE CONVENANTS ................................................    11
     7.1    Dispositions ................................................    12
     7.2    Changes in Business, Ownership, Management or Locations .....    12
     7.3    Mergers or Acquisitions .....................................    12
     7.4    Indebtedness ................................................    12
     7.5    Encumbrance .................................................    12
     7.6    Distributions; Investments ..................................    12
     7.7    Transactions with Affiliates ................................    13
     7.8    Subordinated Debt ...........................................    13
     7.9    Compliance ..................................................    13

8    EVENTS OF DEFAULT ..................................................    13
     8.1    Payment Default .............................................    13
     8.2    Covenant Default ............................................    13
     8.3    Material Adverse Change .....................................    13
     8.4    Attachment ..................................................    14
     8.5    Insolvency ..................................................    14
     8.6    Other Agreements ............................................    14
     8.7    Judgments ...................................................    14
     8.8    Misrepresentations ..........................................    14
     8.9    Guaranty ....................................................    14

9    BANK'S RIGHTS AND REMEDIES .........................................    14
     9.1    Rights and Remedies .........................................    14
     9.2    Power of Attorney ...........................................    15
     9.3    Bank Expenses ...............................................    15
     9.4    Bank's Liability for Collateral .............................    15
     9.5    Remedies Cumulative .........................................    16
     9.6    Demand Waiver ...............................................    16

10   NOTICES ............................................................    16

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER .........................    16

12   GENERAL PROVISIONS .................................................    16
     12.1   Successors and Assigns ......................................    16
     12.2   Indemnification .............................................    17
     12.3   Time of Essence .............................................    17
     12.4   Severability of Provision ...................................    17
     12.5   Amendments in Writing, Integration ..........................    17
     12.6   Counterparts ................................................    17
     12.7   Survival ....................................................    17
     12.8   Confidentiality .............................................    17
     12.9   Attorneys' Fees, Costs and Expenses .........................    17

13   DEFINITIONS ........................................................    18
     13.1   Definitions .................................................    18

     THIS LOAN AND SECURITY AGREEMENT dated April 15, 2005 but effective as of the Effective Date, between SILICON VALLEY BANK, a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 14300 Northsight Boulevard, Suite 203, Scottsdale, Arizona 85260 ("Bank") and LIMELIGHT NETWORKS, INC., a Delaware corporation with its principal place of business at 2220 W. 14th Street, Tempe, AZ 85281 ("Borrower") provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1    ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13, if not otherwise defined herein.

2    LOAN AND TERMS Of PAYMENT

2.1  PROMISE TO PAY.

     Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 REVOLVING ADVANCES.

     (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iii) the amount of utilized Cash Management Services covered under the Cash Management Services Sublimit. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

     (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 12:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

     (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

2.1.2 EQUIPMENT FACILITY.

     (a) Through March 31, 2006 (the "Equipment Availability End Date"), Bank will make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Equipment purchased on or after 90 days before the date of each Equipment Advance and may not exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense. Soft costs may constitute up to $500,000 of the aggregate Equipment Advances. Each Equipment Advance must be for a minimum of $100,000. The number of Equipment Advances is limited to 1 per month. Notwithstanding the foregoing, upon the Effective Date an Equipment Advance in the amount of $750,000 shall be advanced for

Equipment purchases, provided that the amount of such Equipment Advance does not exceed 100% of Borrower's net book value of fixed assets and that invoices for at least $250,000 of Equipment dated within 150 days prior the date of such Equipment Advance are provided to Bank on or prior thereto.

     (b) Each Equipment Advance shall immediately amortize and be payable in 36 equal monthly payments of principal and interest beginning 30 days following such Equipment Advance and continuing on the same day of each month thereafter. The final payment due on the applicable Equipment Maturity Date shall include all outstanding principal and all accrued unpaid interest. Equipment Advances when repaid may not be re-borrowed.

     (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time one Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of invoices for the Equipment being financed and such additional information as Bank may request; provided, however, copies of invoices related to the initial Equipment Advance made on the Effective Date shall not be required.

2.1.3 LETTERS OF CREDIT SUBLIMIT.

     Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances and minus the Cash Management Sublimit; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed $500,000. Borrower's Letter of Credit reimbursement obligation will be secured by unencumbered cash on terms acceptable to Bank at any time upon the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

2.1.4 CASH MANAGEMENT SERVICES SUBLIMIT.

     Borrower may use up to $500,000 (the "Cash Management Services Sublimit") for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services"). All amounts Bank pays for any Cash Management Services will be treated as Advances under the Committed Revolving Line.

2.2  TERMINATION OF COMMITMENT TO LEND.

     Bank's obligation to lend the undisbursed portion of the Obligations will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation or condition (financial or otherwise) of Borrower or in the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

2.3  OVERADVANCES.

     If Borrower's Obligations under Section 2.1.1, 2.1.3, and 2.1.4 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must promptly pay Bank the excess.

2.4  INTEREST RATE, PAYMENTS.

     (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the greater of either (i) 0.75 percentage points above the Prime Rate or (ii) 6.00%. Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Basic Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

     (b) Payments. Interest due on the Committed Revolving Line is payable monthly on the same day of each month as the day on which the Effective Date occurs. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional interest shall accrue. If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances, Borrower will pay Bank upon request the amount of such increase or decrease.

2.5  AUTHORITY TO DEBIT ACCOUNTS.

     Bank may debit any of Borrower's deposit accounts including Account Number 3300467946 for principal and interest payments owing or any other amounts Borrower owes Bank when due. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

2.6  FEES. Borrower will pay:

     (a) Facility Fee. A fully earned, non-refundable Facility Fee of $20,000 for the Committed Revolving Line, due on the Effective Date, and the deposit previously received by Bank in the same amount shall be applied against such Fee;

     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, payable when due; and

     (c) Early Termination Fees. A fully earned, non-refundable early termination fee of one percent (1%) of the Committed Revolving Line (currently $10,000) shall be due upon voluntary or involuntary payment in full of Borrower's Obligations under the Committed Revolving Line and termination of the Committed Revolving Line prior to the Revolving Maturity Date; and a fully earned, non-refundable early termination fee of one percent (1%) of the outstanding principal balance of all Equipment Advances shall be due upon voluntary or involuntary payment in full of Borrower's Obligations under the Committed Equipment Line prior to the relevant Equipment Maturity Dates and termination of Bank's obligation to lend the undisbursed portion of such Obligations under the Committed Equipment Line; provided that no such early termination fees shall be payable if Bank agrees to refinance and/or redocument this Agreement in another lending division of Bank (in Bank's sole discretion) prior to the relevant Maturity Dates.

3    CONDITIONS OF LOANS

3.1  CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

     Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it reasonably requires.

3.2  CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

     Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

     (a) timely receipt of any Payment/Advance Form; and

     (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4    CREATION OF SECURITY INTEREST

4.1  GRANT OF SECURITY INTEREST.

     Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations. If Borrower shall at any time, acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

4.2  AUTHORIZATION TO FILE.

     Borrower authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank's interest in the Collateral.

5    REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants as follows:

5.1  DUE ORGANIZATION AND AUTHORIZATION.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower has not changed its state of formation or its organizational structure or type or any organizational number (if any) assigned by its jurisdiction of formation.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2  COLLATERAL.

     Borrower has good title to the Collateral, free of Liens except Permitted Liens or Borrower has Rights to each asset that is Collateral. Borrower has no other deposit account, other than the deposit accounts described in the Schedule. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Except as described in the Schedule the Collateral is not in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store with or otherwise deliver any of the Collateral to such a bailee, then Borrower will receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3  LITIGATION.

     Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4  NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5  SOLVENCY.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6  REGULATORY COMPLIANCE.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7  INVESTMENTS IN SUBSIDIARIES.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted investments.

5.8  FULL DISCLOSURE.

     No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6    AFFIRMATIVE COVENANTS

     Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

6.1  GOVERNMENT COMPLIANCE.

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, the noncompliance with which could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2  FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 20 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K, if any, filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests; (vi) prompt notice of any material change in the composition of the intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the intellectual Property; and (vii) as soon as available but no later than 30 days prior to each fiscal year end, Borrower's financial projections for the following year on a monthly basis.

     (b) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

     (c) Within 20 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

     (d) Borrower will allow Bank to audit Borrower's Collateral at Borrower's expense. Such audits will be conducted no more often than annually unless an Event of Default has occurred and is continuing.

6.3  INVENTORY; RETURNS.

     Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4  TAXES.

     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5  INSURANCE.

     Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6  PRIMARY ACCOUNTS.

     Borrower will maintain its primary operating and investment accounts with Bank. As to any deposit accounts and investment accounts maintained with institutions not related to Bank, in which the aggregate balances exceed 10% of Borrower's cash, Borrower shall cause such institutions to enter into a control agreement in form acceptable to Bank in its good faith business judgment in order to perfect Bank's first priority security interest in said deposit accounts and investment accounts.

6.7  FINANCIAL COVENANTS.

     Borrower will maintain as of the last day of each month:

          (i) QUICK RATIO (ADJUSTED). A ratio of Quick Assets to Current Liabilities (excluding investor/related party debt) of at least 1.00 to 1.00 until October 31, 2005 and thereafter at least 1.25 to 1.00.

          (ii) DEBT SERVICE COVERAGE RATIO. A ratio of Borrower's (a) consolidated earnings before interest expense, income taxes, depreciation, amortization of intangible assets and other non-cash charges made to Borrower's income (all a determined by GAAP) minus unfunded capital expenditures for the preceeding three-month period to (b) current maturities of long term debt due Bank plus interest expense paid Bank during the preceeding three-month period of at least 2.00 to 1.00, measured monthly on a rolling 3 month basis.

6.8  REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

     Borrower shall not register any Copyrights or Mask Works with the United States Copyright Office unless it: (i) has given at least fifteen (15) days' prior notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank So maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within 30 days of any such filing.

     Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9  FURTHER ASSURANCES.

     (a) Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

     (b) Borrower will cause each Subsidiary to guaranty the Obligations.

     (c) Within 60 days following the Effective Date, Borrower will deliver to Bank Consents to Removal of Personal Property (or such other form of landlord's waiver as may be acceptable to Bank in its sole discretion) from the owners of Borrower's Tempe, Arizona headquarters, and from the owners of the premises at such locations as Bank may specify where Equinix, Global Crossing and Switch and Data are lessees, renters or otherwise have possession of Borrower's assets.

7    NEGATIVE COVENANTS

     For so long as Bank has an obligation to lend or there are any outstanding Obligations, Borrower shall not, without Bank's prior written consent (which shall be a matter of its good faith business judgment), do any of the following:

7.1  DISPOSITIONS.

     Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries In the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2  CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR LOCATIONS OF COLLATERAL.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management of greater than 25% (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies the venture capital investors prior to the closing of the investment). Borrower will not, without at least 30 days prior written notice, relocate its chief executive office, change its state of formation (including reincorporation), change its organizational number or name or add any new offices or business locations (such as warehouses) in which Borrower maintains or stores over $5,000 in Collateral.

7.3  MERGERS OR ACQUISITIONS.

     Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except, as long as no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement, (i) where such transaction would not require more than 15% of Borrower's cash or 25% of Borrower's stock, and (ii) a Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4  INDEBTEDNESS.

     Create, incur, assume, or be liable for any indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5  ENCUMBRANCE.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6  DISTRIBUTIONS; INVESTMENTS.

     Directly or indirectly acquire or own any Person, or make any investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or pay any dividends or make any distribution or payment with respect to, or redeem, retire or purchase, any capital stock, except that Borrower may make repurchases of stock in Borrower from former employees or directors of Borrower or its Subsidiaries under the terms of applicable repurchase agreements in an aggregate amount not to exceed $100,000 in any fiscal year, provided that no Event of Default has occurred and is continuing or would exist after giving effect to any such repurchase.

7.7  TRANSACTIONS WITH AFFILIATES.

     Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

7.8  SUBORDINATED DEBT.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9  COMPLIANCE.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8    EVENTS OF DEFAULT

     Any one of the following is an Event of Default;

8.1  PAYMENT DEFAULT.

     If Borrower fails to pay any of the Obligations within 3 days after their due date, however, during such period no Credit Extensions will be made;

8.2  COVENANT DEFAULT.

     (a) If Borrower fails to perform any obligation under Sections 6.2 or 6.7 or violates any of the covenants contained in Section 7 of this Agreement, or

     (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be made during such cure period);

8.3  MATERIAL ADVERSE CHANGE.

     If there (i) occurs a material adverse change in the business, operations, or financial condition of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral (the foregoing being defined as a "Material Adverse Change").

8.4  ATTACHMENT.

     If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets, by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5  INSOLVENCY.

     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 45 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6  OTHER AGREEMENTS.

     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7  JUDGMENTS.

     If a money judgment(s) in the aggregate of at least $100,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied);

8.8  MISREPRESENTATIONS.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document; or

8.9  GUARANTY.

     Any guaranty of any Obligations ceases for any reason to be in full force or any Guarantor does not perform any obligation under any guaranty of the Obligations, or any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or in any certificate delivered to Bank in connection with the guaranty, or any circumstance described in Sections 8.4, 8.5 or 8.7 occurs to any Guarantor.

9    BANK'S RIGHTS AND REMEDIES

9.1  RIGHTS AND REMEDIES.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable; notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit;

     (d) Make any payments and do any commercially reasonable acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Place a "hold" on any account maintained with Bank and deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral;

     (f) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

     (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

     (h) Dispose of the Collateral according to the Code.

9.2  POWER OF ATTORNEY.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3  BANK EXPENSES.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any commercially reasonable action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.4  BANK'S LIABILITY FOR COLLATERAL.

     If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Except as provided above, Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5  REMEDIES CUMULATIVE.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.6  DEMAND WAIVER.

     Except as otherwise provided in this Agreement, Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10   NOTICES

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by facsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

     Arizona law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Maricopa County, Arizona.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12   GENERAL PROVISIONS

12.1 SUCCESSORS AND ASSIGNS.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2 INDEMNIFICATION.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3 TIME OF ESSENCE.

     Time is of the essence for the performance of all obligations in this Agreement.

12.4 SEVERABILITY OF PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 AMENDMENTS IN WRITING, INTEGRATION.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7 SURVIVAL.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8 CONFIDENTIALITY.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers reasonably appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9 ATTORNEYS' FEES, COSTS AND EXPENSES.

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13   DEFINITIONS

13.1 DEFINITIONS.

     In this Agreement:

     "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

     "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

     "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BANK EXPENSES" are all reasonable audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or insolvency Proceedings).

     "BASIC RATE" is, as of the date of the Equipment Advance, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to 36 months as quoted in The Wall Street Journal on the day of the Equipment Advance, plus (b) 4.25%.

     "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "BORROWING BASE" is 80% of Eligible Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower's Collateral.

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "CASH MANAGEMENT SERVICES" are defined in Section 2.1.4.

     "CODE" is the Arizona Uniform Commercial Code, as applicable.

     "COLLATERAL" is the property described on Exhibit A.

     "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $2,750,000.

     "COMMITTED REVOLVING LINE" is an Advance of up to $1,000,000.

     "COMMITMENT TERMINATION DATE" is March 31, 2006.

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "CREDIT EXTENSION" is each Advance, Equipment Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit.

     "CURRENT ASSETS" are amounts that under GAAP should be included on that date as current assets on Borrower's consolidated balance sheet.

     "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total liabilities which mature within one (1) year.

     "EFFECTIVE DATE" is the date Bank executes this Agreement.

     "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may in its reasonable discretion change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

     (a) Accounts that the account debtor has not paid within 90 days of invoice date;

     (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

     (c) Credit balances over 90 days from invoice date;

     (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

     (e) Accounts for which the account debtor does not have its principal place of business in the United States, except for Accounts which are otherwise Eligible and where the account debtor has its principal place of business in the United Kingdom limited to an aggregate amount of $125,000;

     (f) Accounts for which the account debtor is a federal government entity or any department, agency, or instrumentality, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

     (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

     (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

     (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

     (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

     (k) Accounts for which Bank reasonably determines collection to be doubtful.

     "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "EQUIPMENT ADVANCE" is defined in Section 2.1.2.

     "EQUIPMENT AVAILABILITY END DATE" is defined in Section 2.1.2.

     "EQUIPMENT MATURITY DATE" is a date 36 months after each Equipment Advance, but no later than March 31, 2009 as to the last Equipment Advance.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP" is generally accepted accounting principles.

     "GUARANTOR" is any present or future guarantor of the Obligations, including any present or future Subsidiary of Borrower.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INTELLECTUAL PROPERTY" is all of Borrower's:

     (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

     (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

     (c) All design rights which may be available to Borrower now or later created, acquired or held;

     (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

     All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

     "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "LETTER OF CREDIT" is defined in Section 2.1.3.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

     "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

     "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "PATENTS" are patents, patent applications and like protections, including Improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "PERMITTED INDEBTEDNESS" IS:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

     (b)  indebtedness existing on the Effective Date and shown on the Schedule;

     (c)  Subordinated Debt;

     (d) indebtedness to trade creditors incurred in the ordinary course of business; and

     (e)  indebtedness secured by Permitted Liens.

     "PERMITTED INVESTMENTS" are:

     (a) Investments shown on the Schedule and existing on the Effective Date;
and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

     "PERMITTED LIENS" are:

     (a) Liens existing on the Effective Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority when not paid over any of Bank's security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

     (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

     (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

     (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "QUICK ASSETS" is, on any date until three months after the Effective Date, Borrower's consolidated, unrestricted cash and cash equivalents, plus all Accounts; and, after three months after the Effective Date, Borrower's consolidated, unrestricted cash and cash equivalents held at Bank, plus all Accounts.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "REVOLVING MATURITY DATE" is the date 364 days from the Effective Date.

     "RIGHTS", as applied to the Collateral, means the Borrower's rights and interests in, and powers with respect to, that Collateral, whatever the nature of those rights, interests and powers and, in any event, including Borrower's power to transfer rights in such Collateral to Bank.

     "SCHEDULE" is any attached schedule of exceptions.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

     "SUBSIDIARY" is for any Person, any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

     "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

     "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

BORROWER:

LIMELIGHT NETWORKS, INC.


By: /s/ William H. Rinehart
    ---------------------------------
Title: President & CEO


BANK:

SILICON VALLEY BANK


By: /s/ Travis D. Wood
    ---------------------------------
Title: VICE PRESIDENT
Effective Date: 4/15/05

                                    EXHIBIT A

     The Collateral consists of all of Borrower's right, title and interest in and to the following whether owned now or hereafter arising and whether the Borrower has rights now or hereafter has rights therein and wherever located:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles (as such definitions may be amended from time to time according to the Code), now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind,;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (as such definitions may be amended from time to time according to the Code) whether or not earned by performance, and any and all credit insurance, insurance (including refund) claims and proceeds, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper and electronic chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 12:00 P.S.T.

FAX TO: _________                                          DATE: _______________

-    LOAN PAYMENT:

                       LIMELIGHT NETWORKS, INC. (Borrower)

     From Account #_______________________     To Account #_____________________
                     (Deposit Account #)                     (Loan Account #)

     Principal $___________________ and/or interest $___________________________

     All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects up to and including the date of the transfer request for a loan payment, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date:


     AUTHORIZED SIGNATURE:                       Phone Number:
                           ---------------------               -----------------

-    LOAN ADVANCE:

     COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

     From Account #_______________________     To Account #_____________________
                       (Loan Account #)                      (Deposit Account #)

     Amount of Advance $__________________

     All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects up to and including the date of the transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date:


     AUTHORIZED SIGNATURE: _____________________ Phone Number: _________________

     OUTGOING WIRE REQUEST

     COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.

Deadline for same day processing is 12:00 pm, P.S.T.

     Beneficiary Name: ____________________    Amount of Wire: $________________

     Beneficiary Bank: ____________________    Account Number: _________________

     City and State: ____________________________

     Beneficiary Bank Transit                  Beneficiary Bank Code (Swift,
     (ABA) #: _____________                    Sort, Chip, etc.): ________

                                               (FOR INTERNATIONAL WIRE ONLY)

     Intermediary Bank: __________________     Transit (ABA) #: ________________

     For Further Credit to: ____________________________________________________

     Special instruction: ______________________________________________________

     By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).


     Authorized Signature:               2nd Signature (If Required):
                           -----------                                ----------
     Print Name/Title:                   Print Name/Title:
                       ---------------                     ---------------------
     Telephone #                         Telephone #
                ----------------------              ----------------------------

                     Schedule to Loan and Security Agreement

The exact correct corporate name of Borrower is (attach a copy of the formation documents, e.g., articles, partnership agreement): _____________________________

Borrower's State of formation: __________________

Borrower has operated under only the following other names (if none, so state):

________________________________________________________________________________

All other address at which the Borrower does business are as follows (attach additional sheets if necessary and include all warehouse addresses):

________________________________________________________________________________

Borrower has deposit accounts and/or investment accounts located only at the following institutions:

________________________________________________________________________________

List Acct. Numbers: ____________________________________________________________

Liens existing on the Effective Date and disclosed to and accepted by Bank in writing:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Investments existing on the Effective Date and disclosed to and accepted by Bank in writing:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

SUBORDINATED DEBT:

Indebtedness on the Effective Date and disclosed to and consented to by Bank in writing:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

The following is a list of the Borrower's copyrights (including copyrights of software) which are registered with the United States Copyright Office. (Please include name of the copyright and registration number and attach a copy of the registration):
________________________________________________________________________________
________________________________________________________________________________

The following is a list of all software which the Borrower sells, distributes or licenses to others, which is not registered with the United States Copyright Office. (Please include versions which are not registered:
________________________________________________________________________________

The following is a list of all of the Borrower's patents which are registered with the United States Patent Office. (Please include name of the patent and registration number and attach a copy of the registration.):
________________________________________________________________________________
________________________________________________________________________________

The following is a list of all of the Borrower's patents which are pending with the United States Patent Office. (Please include name of the patent and a copy of the application.):
________________________________________________________________________________

The following is a list of all of the Borrower's registered trademarks. (Please include name of the trademark and a copy of the registration.):
________________________________________________________________________________

Borrower is not subject to litigation which would have a material adverse effect on the Borrower's financial condition, except the following (attach additional comments, if needed):
________________________________________________________________________________

________________________________________________________________________________

Tax ID Number _________________________________

Organizational Number, if any: ________________

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE


Borrower LIMELIGHT NETWORKS, INC.                    Bank: Silicon Valley Bank
                                                           14300 Northsight
                                                           Boulevard, Suite 203,
                                                           Scottsdale, Arizona
                                                           85260

Commitment Amount: $1,000,000

ACCOUNTS RECEIVABLE
1.    Accounts Receivable Book Value as of
      _______________________                                       $___________
2.    Additions (please explain on reverse)                         $___________
3.    TOTAL ACCOUNTS RECEIVABLE                                     $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without
   duplication)
4.    Amounts over 90 days due                       $___________
5.    Balance of 50% over 90 day accounts            $___________
6.    Credit balances over 90 days                   $___________
7.    Concentration Limits                           $___________
8.    Foreign Accounts**                             $___________
9.    Federal Governmental Accounts                  $___________
10.   Contra Accounts                                $___________
11.   Promotion or Demo Accounts                     $___________
12.   Intercompany/Employee Accounts                 $___________
13.   Other (please explain on reverse)              $___________
14.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                          $___________
15.   Eligible Accounts (#3 minus #14)                              $___________
16.   LOAN VALUE OF ACCOUNTS (80% of #15)                           $___________
**    except for up to $125,000 from UK eligibles

BALANCES
17.   Maximum Loan Amount                            $___________
18.   Total Funds Available [Lesser of #17 or #16]                  $___________
19.   Present balance owing on Line of Credit        $___________
20.   Outstanding under Sublimits (LC or CM)         $___________
21.   RESERVE POSITION (#18 minus #19 and #20)                      $___________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

LIMELIGHT NETWORKS, INC.


By:
    ---------------------------------
    Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK
        14300 Northsight Boulevard, Suite 203
        Scottsdale, Arizona 85260

FROM:   LIMELIGHT NETWORKS, INC.

     The undersigned Responsible Officer of LIMELIGHT NETWORKS, INC. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____________________________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned certifies that Borrower, and each Subsidiary, has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Responsible Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                  REQUIRED                 COMPLIES
------------------                  --------                 --------
Monthly financial statements + CC   Monthly within 20 days   Yes   No
Annual (Audited)                    FYE within 120 days      Yes   No
A/R & A/P Agings                    Monthly within 20 days   Yes   No
A/R Audit                           Initial and Annual       Yes   No
Borrowing Base Certificate          Monthly within 20 days   Yes   No
Annual financial projections        30 days prior to FYE     Yes   No

FINANCIAL COVENANT                       REQUIRED                ACTUAL       COMPLIES
-------------------                      --------                ------       --------
Maintain on a Monthly Basis:
   Minimum Quick Ratio (Adjusted)        1.00:1.00 to 10/31/05   _____:1.00   Yes   No
                                         1.25:1.00 thereafter
   Minimum Debt Service Coverage Ratio   2.00:1.00               _____:1.00   Yes   No

Have there been updates to Borrower's intellectual property?   Yes/No
Borrower only has deposit accounts located at the following institutions:
______________________________.

COMMENTS REGARDING EXCEPTIONS: See Attached.

                                                     BANK USE ONLY


                                        Received by:
                                                     ---------------------------
Sincerely,                                               AUTHORIZED SIGNER
                                        Date:
                                              ----------------------------------
LIMELIGHT NETWORKS, INC.
                                        Verified:
                                                  ------------------------------
                                                         AUTHORIZED SIGNER

                                        Date:
-------------------------------------         ----------------------------------
SIGNATURE

-------------------------------------   Compliance Status:              Yes   No
TITLE

-------------------------------------
DATE

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of July 21, 2005, by and between SILICON VALLEY BANK, a California - chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office at 14300 Northsight Blvd., Suite 203, Scottsdale, AZ 85260 ("Bank") and LIMELIGHT NETWORKS, INC., a Delaware corporation with its principal place of business at 2220 W. 14th Street, Tempe, AZ 85281 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is or may be indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated April 15, 2005, as it may be amended from time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000) and a Committed Equipment Line in the original principal amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement. Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral, as described in the Loan Agreement and in the Intellectual Property Security Agreement. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A. Modification(s) to Loan Agreement.

          1. Subsection (i) of Section 6.7 of the Loan Agreement entitled "Financial Covenants" is amended to read as follows:

                    Borrower will maintain as of the last day of each month:

                         (i) QUICK RATIO (ADJUSTED). A ratio of Quick Assets to
                    Current Liabilities (excluding investor/related party debt) of at least 1.00 to 1.00 until April 30, 2006 and thereafter at least 1.25 to 1.00.

          2. The following term in Section 13.1 entitled "Definitions" is hereby amended to read:

                    "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to
               $4,750,000 of which $2,637,675.26 is available as of July 21, 2005.

     B. Consent to Transaction.

          Borrower has notified Bank of Borrower's request to prepay existing Subordinated Debt owing to the Raciborski Family Foundation and to Ridgeline Capital, LLC which Subordinated Debt is subject to those certain Intercreditor and Subordination Agreements dated as of April 15, 2005 with such creditors (the "Transaction"). Borrower has requested that Bank consent to the Transaction for purposes of Section 7.8 of the Loan Agreement, which might otherwise constitute a default under the Loan Agreement if Bank does not provide its consent, and for purposes of such Intercreditor and Subordination Agreements. Bank's consent to the Transaction is specifically conditioned upon Borrower raising new Subordinated Debt (under an agreement satisfactory to Bank) from Partners for Growth, L.P., a Delaware limited partnership, in a minimum aggregate amount equal to, and the proceeds of which will be applied to, the Subordinated Debt being prepaid to the Raciborski Family Foundation and to Ridgeline Capital, LLC. This Loan Modification Agreement will serve as Bank's consent to the Transaction solely for the purposes of Section 7.8 of the Loan Agreement. Bank's consent: (1) shall not limit or impair the Bank's right to demand strict performance of this covenant as set forth in the Loan Agreement following consummation of the Transaction; and (2) shall not limit or impair the Bank's right to demand strict performance of all other covenants and provisions set forth in the Loan Agreement, at all times

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE AND EXPENSES. Borrower shall pay to Bank a fee in the amount of Ten Thousand and No/100 Dollars ($10,000.00) (the "Loan Fee") plus all of Bank's reasonable out-of-pocket expenses in connection with this Loan Modification Agreement.

6. NO DEFENSES. Borrower agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness and the consent to the Transaction pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future consents, waivers or modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon receipt by Bank of (a) the Loan Fee, and (b) a fully executed counterpart hereof.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                               BANK:

LIMELIGHT NETWORK, INC.                 SILICON VALLEY BANK


By: /s/ William H. Rinehart             By: /s/ Travis D. Wood
    ---------------------------------       ------------------------------------
Name: William H. Rinehart               Name: TRAVIS D. WOOD
Title: President & CEO                  Title: VICE PRESIDENT

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of August 15, 2005, by and between SILICON VALLEY BANK, a California - chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office at 14300 Northsight Blvd., Suite 203, Scottsdale, AZ 85260 ("Bank") and LIMELIGHT NETWORKS, INC., a Delaware corporation with its principal place of business at 2220 W. 14th Street, Tempe, AZ 85281 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is or may be indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated April 15, 2005, as it may be amended from time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000) and a Committed Equipment Line in the original principal amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) which was changed to $4,750,000 as of July 21, 2005. Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement. Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral, as described in the Loan Agreement and in the intellectual Property Security Agreement. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modification(s) to Loan Agreement.

          1. Section 6.7 of the Loan Agreement entitled "Financial Covenants" is amended to read as follows:

               6.7 FINANCIAL COVENANTS.

               Borrower will maintain as of the last day of each month:

               (i) QUICK RATIO (ADJUSTED). A ratio of Quick Assets to Current Liabilities (excluding investor/related party debt) of at least
               0.90 to 1.00 until October 31, 2005 and thereafter of at least
               1.00 to 1.00 until April 30, 2006 and thereafter of at least 1.25 to 1.00.

               (i) DEBT SERVICE COVERAGE RATIO. A ratio of Borrower's (a) consolidated earnings before interest expense, income taxes, depreciation, amortization of intangible assets and other non-cash charges made to Borrower's income (all a determined by GAAP) minus unfunded capital expenditures for the preceding three-month period to (b) the principal and interest payments on debt due Bank paid and payable to Bank during the preceding three-month period of at least 2.50 to 1.00 until October 31, 2005 and thereafter of at least 2.00 to 1.00, measured monthly on a rolling 3 month basis.

          2. Exhibit D attached hereto shall be substituted for that attached to the Loan Agreement.

     B.   Waiver of Financial Covenant Default.

          Bank hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to comply with the monthly Quick Ratio (Adjusted) financial covenant as of June 30, 2005. Bank's waiver of Borrower's compliance with this covenant shall apply only to the foregoing period. Accordingly, for the month ending July 31, 2005, Borrower shall be in compliance with this covenant.

          Bank's agreement to waive the above-described default (1) in no way shall be deemed an agreement by the Bank to waive Borrower's compliance with the above-described covenant as of all other dates and
          (2) shall not limit or impair the Bank's right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE AND EXPENSES. Borrower shall pay to Bank a fee in the amount of One Thousand Five Hundred and No/100 Dollars ($1,500.00) (the "Loan Fee") plus all of Bank's reasonable out-of-pocket expenses in connection with this Loan Modification Agreement.

6. NO DEFENSES. Borrower agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness and the waiver contained in this Loan Modification Agreement in no way shall obligate Bank to make any future consents, waivers or modifications to the indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon receipt by Bank of (a) the Loan Fee, and (b) a fully executed counterpart hereof.

     This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                               BANK:

LIMELIGHT NETWORK, INC.                 SILICON VALLEY BANK


By: /s/ William H. Rinehart             By: /s/ Travis D. Wood
    ---------------------------------       ------------------------------------
Name: William H. Rinehart               Name: TRAVIS D. WOOD
Title: President & CEO                  Title: VICE PRESIDENT

                                 THIRD AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 27th day of October, 2005, by and between Silicon Valley Bank ("Bank") and LIMELIGHT NETWORKS, INC., a Delaware corporation ("Borrower") whose address is 2220 West 14th Street, Tempe, AZ 85281.

                                    RECITALS

     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 15, 2005, as amended (as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

     C. Borrower has requested that Bank amend the Loan Agreement to provide additional equipment term loan financing.

     D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT.

          2.1 SECTION 2.1.5 (EQUIPMENT 2 FACILITY). A new Section 2.1.5 is added to the Loan Agreement as follows:

          2.1.5 Equipment 2 Facility.

          (a) Through September 30, 2006 (the "Equipment 2 Availability End Date"), Bank will make advances (each an "Equipment 2 Advance" and, collectively, "Equipment 2 Advances") not exceeding the Committed Equipment 2 Line. The Equipment 2 Advances may only be used to finance or refinance Equipment purchased on or after 90 days before the date of each Equipment 2 Advance and may not exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense. Soft costs may constitute up to $500.000 of the aggregate Equipment 2 Advances. Each Equipment 2 Advance must be for a minimum of $100,000. The number of Equipment 2 Advances is limited to 1 per month.

          (b) Each Equipment 2 Advance made prior to 07/01/2006 shall amortize and be payable in 24 equal monthly payments of principal and interest beginning 07/31/2006 and continuing on the last day of each month thereafter. Until the first equal monthly payment of principal and interest is due on each Equipment 2 Advance made prior to 07/01/2006, interest only shall be payable monthly beginning on the last day of the month in which the Equipment 2 Advance is made and continuing on the last day of each month thereafter. Each Equipment 2 Advance made on or after 07/01/2006 shall amortize and be payable in 24 equal monthly payments of principal and interest beginning 30 days following such Equipment 2 Advance and continuing on the same day of each month thereafter. The final payment due on the applicable Equipment 2 Maturity Date shall include all outstanding principal and all accrued unpaid interest. Equipment 2 Advances when repaid may not be re-borrowed.

          (c) To obtain an Equipment 2 Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time one Business Day before the day on which the Equipment 2 Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of invoices for the Equipment being financed and such additional information as Bank may reasonably request.

          2.2 SECTION 2.4 (INTEREST RATE, PAYMENTS). The second sentence of subsection (a) of Section 2.4 is amended in its entirety and replaced with the following:

     Equipment Advances and Equipment 2 Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Basic Rate.

The last sentence of subsection (b) of Section 2.4 is amended in its entirety and replaced with the following:

     If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances or the Equipment 2 Advances, Borrower will pay Bank upon request the amount of such increase or decrease.

          2.3 SECTION 2.6 (FEES). Subsection (c) entitled "Early Termination Fees" of Section 2.6 is amended by adding the following clause (beginning in the third line from the end immediately before the words "provided that"):

     and a fully earned, non-refundable early termination fee of one percent (1%) of the outstanding principal balance of all Equipment 2 Advances shall be due upon voluntary or involuntary payment in full of Borrower's Obligations under the

     Committed Equipment 2 Line prior to the relevant Equipment 2 Maturity Dates and termination of Bank's obligation to lend the undisbursed portion of such Obligations under the Committed Equipment 2 Line;

          2.4 SECTION 13 (DEFINITIONS). The following terms and their respective definitions set forth in SECTION 13.1 are amended in their entirety and replaced with the following:

          "BASIC RATE" is, as of the date of the relevant Equipment Advance or Equipment 2 Advance, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to 36 months as quoted in The Wall Street Journal on the day of the Equipment Advance, plus (b) 4.25%; provided that, for any Equipment 2 Advance made on or after July 1, 2006, it is, as of the date of the relevant Equipment 2 Advance, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to 24 months as quoted in The Wall Street Journal on the day of the Equipment Advance, plus (b) 4.25%.

          "CREDIT EXTENSION" is each Advance, Equipment Advance, Equipment 2 Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit.

          2.5 SECTION 13 (DEFINITIONS). The following terms and their respective definitions set forth in SECTION 13.1 are added and inserted in their appropriate places:

          "COMMITTED EQUIPMENT 2 LINE" is a Credit Extension of up to
     $2,500,000.

          "EQUIPMENT 2 ADVANCE" is defined in Section 2.1.5.

          "EQUIPMENT 2 AVAILABILITY END DATE" is defined in Section 2.1.5.

          "EQUIPMENT 2 MATURITY DATE" is June 30, 2008 for any Equipment 2 Advance made prior to July 1, 2006; and for each Equipment 2 Advance made on or after July 1, 2006, it is the date 24 months after each such Equipment 2 Advance, but no later than September 30, 2008 as to the last Equipment 2 Advance.

     3. LIMITATION OF AMENDMENTS.

          3.1 The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which

Bank may now have or may have in the future under or in connection with any Loan Document.

          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) to Borrower's knowledge no Event of Default has occurred and is continuing;

          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6. EFFECTIVENESS. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower's payment of a fee in an amount equal to $12,500.00, (c) Bank's receipt of an Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, and (d) Bank's receipt of an additional Warrant issued by Borrower entitling Bank to purchase 171,875 shares of common stock of Borrower at an exercise price of $0.40 per share, with such Warrant to be on the same terms as the Warrant for 83,333 shares issued by Borrower to Bank and dated with an Issue Date of August 31, 2005.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK                                    BORROWER

SILICON VALLEY BANK                     LIMELIGHT NETWORKS, INC.


By: /s/ Travis D. Wood                  By: /s/ William H. Rinehart
    ---------------------------------       ------------------------------------
Name: TRAVIS D. WOOD                    Name: William H. Rinehart
Title: VICE PRESIDENT                   Title: President & CEO

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 24th day of February, 2006, by and between Silicon Valley Bank ("Bank") and LIMELIGHT NETWORKS, INC., a Delaware corporation ("Borrower") whose address is 2220 West 14th Street, Tempe, AZ 85281.

                                    RECITALS

     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 15, 2005, as amended (as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

     C. Borrower has requested that Bank further amend the Loan Agreement to increase and extend the Committed Revolving Line and to provide additional equipment term loan financing beyond that which was provided by the Third Amendment to Loan and Security Agreement dated October 27, 2005.

     D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT.

          2.1 SECTION 2.1.6 (EQUIPMENT 3 FACILITY). A new Section 2.1.6 is added to the Loan Agreement as follows:

          2.1.6 Equipment 3 Facility.

          (a) Through September 30, 2006 (the "Equipment 3 Availability End Date") but subject to subsection (c) of this Section 2.1.6 below, Bank will make advances (each an "Equipment 3 Advance" and, collectively, "Equipment 3 Advances") not exceeding the Committed Equipment 3 Line. The Equipment 3 Advances may only be used to finance or refinance Equipment purchased on or after 90 days before the date of each Equipment 3 Advance and may not exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense. Soft costs may constitute up to $500,000 of the aggregate Equipment 3 Advances. Each Equipment 3 Advance must be for a minimum of $100,000. The number of Equipment 3 Advances is limited to 1 per month.

          (b) Each Equipment 3 Advance made prior to 09/30/2006 shall amortize and be payable in 24 equal monthly payments of principal and interest beginning 10/31/2006 and continuing on the last day of each month thereafter. Until the first equal monthly payment of principal and interest is due on each Equipment 3 Advance made prior to 09/30/2006, interest only shall be payable monthly beginning on the last day of the month in which the Equipment 3 Advance is made and continuing on the last day of each month thereafter. Each Equipment 3 Advance made on 09/30/2006 shall amortize and be payable in 24 equal monthly payments of principal and interest beginning 10/31/2006 and continuing on the same day of each month thereafter. The final payment due on the applicable Equipment 3 Maturity Date shall include all outstanding principal and all accrued unpaid interest. Equipment 3 Advances when repaid may not be re-borrowed.

          (c) Bank has no obligation to make any Equipment 3 Advance until Borrower has reported EBITDA of not less than $1,500,000 for the months of January and February, 2006, combined, as reflected in the monthly financial statements delivered to Bank pursuant to Section 6.2 hereof. As used herein "EBITDA" means consolidated earnings before interest expense, income taxes, depreciation, amortization of intangible assets and other non-cash charges made to Borrower's income (all a determined by GAAP).

          (d) To obtain an Equipment 3 Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time one Business Day before the day on which the Equipment 3 Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of invoices for the Equipment being financed and such additional information as Bank may reasonably request.

          2.2 SECTION 2.4 (INTEREST RATE, PAYMENTS). The second sentence of subsection (a) of Section 2.4 is amended in its entirety and replaced with the following:

     Equipment Advances and Equipment 2 Advances and Equipment 3 Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Basic Rate.

The last sentence of subsection (b) of Section 2.4 is amended in its entirety and replaced with the following:

     If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances or the Equipment 2 Advances or the Equipment 3 Advances, Borrower will pay Bank upon request the amount of such increase or decrease.

          2.3 SECTION 2.6 (FEES). Subsection (c) entitled "Early Termination Fees" of Section 2.6 is amended by adding the following clause (beginning immediately before the words "provided that"):

     and a fully earned, non-refundable early termination fee of one percent (1%) of the outstanding principal balance of all Equipment 3 Advances shall be due upon voluntary or involuntary payment in full of Borrower's Obligations under the Committed Equipment 3 Line prior to the relevant Equipment 3 Maturity Dates and termination of Bank's obligation to lend the undisbursed portion of such Obligations under the Committed Equipment 3 Line;

          2.4 SECTION 13 (DEFINITIONS). The following terms and their respective definitions set forth in SECTION 13.1 are amended in their entirety and replaced with the following:

          "BASIC RATE" is, as of the date of the relevant Equipment Advance or Equipment 2 Advance or Equipment 3 Advance, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to 36 months as quoted in The Wall Street Journal on the day of the Equipment Advance, plus (b) 4.25%; provided, that, for any Equipment 3 Advance made on September 30, 2006, it is, as of the date of any such Equipment 3 Advance, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to 24 months as quoted in The Wall Street Journal on the day of the Equipment Advance, plus (b) 4.25%.

          "COMMITTED REVOLVING LINE" is an Advance of up to $1,500,000.

          "CREDIT EXTENSION" is each Advance, Equipment Advance, Equipment 2 Advance, Equipment 3 Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit.

          "REVOLVING MATURITY DATE" is April 13, 2007.

          2.5 SECTION 13 (DEFINITIONS). The following terms and their respective definitions set forth in SECTION 13.1 are added and inserted in their appropriate places:

          "COMMITTED EQUIPMENT 3 LINE" is a Credit Extension of up to
     $2,500,000.

          "EQUIPMENT 3 ADVANCE" is defined in Section 2.1.6.

          "EQUIPMENT 3 AVAILABILITY END DATE" is defined in Section 2.1.6.

          "EQUIPMENT 3 MATURITY DATE" is September 30, 2008 for any Equipment 3 Advance made on or prior to September 30, 2006.

     3. LIMITATION OF AMENDMENTS.

          3.1 The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) to Borrower's knowledge no Event of Default has occurred and is continuing;

          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6. EFFECTIVENESS. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower's payment of a fee in an amount equal to $15,000, (c) Bank's receipt of an Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, and (d) Bank's receipt of an additional Warrant issued by Borrower entitling Bank to purchase 171,875 shares of common stock of Borrower at an exercise price of $0.40 per share, with such Warrant to be on the same terms as the Warrant for 171,875 shares issued by Borrower to Bank and dated with an Issue Date of October 20, 2005.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK                                    BORROWER

SILICON VALLEY BANK                     LIMELIGHT NETWORKS, INC.


By: /s/ TRAVIS D WOOD                   By: /s/ William H Rinehart
    ---------------------------------       ------------------------------------
Name: TRAVIS D WOOD                     Name: William H Rinehart
Title: VICE PRESIDENT                   Title: President & CEO

                                 FIFTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 10 day of November, 2006, by and between SILICON VALLEY BANK ("Bank") and LIMELIGHT NETWORKS, INC., a Delaware corporation ("Borrower") whose address is 2220 West 14th Street, Tempe, AZ 85281.

                                    RECITALS

     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 15, 2005, as amended (as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

     C. Borrower has requested that Bank further amend the Loan Agreement to increase and extend the Committed Revolving Line to support working capital requirements and to refinance existing debt to Bank and to provide additional equipment term loan financing beyond that which was provided by the original Loan Agreement, the Third Amendment to Loan and Security Agreement dated October 27, 2005 and the Fourth Amendment to Loan and Security Agreement dated February 24, 2006, to finance new and used equipment and related software.

     D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT.

          2.1 Section 2.1.1 (Revolving Advances) and Section 2.1.2 (Equipment Facility). Sections 2.1.1 and 2.1.2 are amended entirely and replaced with the following:

     2.1.1 Revolving Advances

          (a) (I) Bank will make Revolving Advances up to an aggregate amount of $1,000,000 and (II) thereafter Bank will make Revolving Advances (that exceed $1,000,000 in the aggregate) up to an aggregate amount not exceeding (i) the lesser of (A) S4,000,000, or (B) the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iii) the amount of utilized Cash Management Services covered under the Cash Management Services Sublimit. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

          (b) To obtain a Revolving Advance, Borrower must notify Bank as provided in Section 3.4(a).

          (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Revolving Advances are immediately payable. Interest on the Committed Revolving Line is payable monthly.

     2.1.2 Equipment Facility.

          (a) Until the close of business December 31, 2008, Bank will make advances (each an "Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and may not exceed 100% of the equipment invoices including the following soft costs ("Soft Costs") relating to such Equipment being financed by such Equipment Advance: taxes, shipping, warranty charges, freight discounts and installation expense. Soft Costs may constitute up to $2,500,000 of the aggregate Equipment Advances. Each Equipment Advance (except the final Equipment Advance) must be for a minimum of $3,000,000 and the number of Equipment Advances is limited to eight (8). Notwithstanding the foregoing, (i) upon or promptly after the date the Fifth Amendment to Loan and Security Agreement relating to this Agreement becomes effective (the "Fifth Effective Date"), one Equipment Advance in the amount of the then existing debt to Bank for the equipment loans made by Bank to Borrower prior to such Fifth Effective Date (approximately $7,500,000) (the "Repayment Advance") shall be advanced hereunder and (ii) one Equipment Advance in the aggregate amount of Eligible Equipment purchases made since June 1, 2006 and up to the Fifth Effective Date shall be advanced hereunder on or before November 30, 2006, provided that invoices for such Eligible Equipment dated within 150 days prior the date of such Equipment Advance are provided to Bank on or prior to the date of such Equipment Advance.

          (b) Each Equipment Advance shall bear interest payable monthly commencing 30 days following such Equipment Advance until the date which is six
(6) months following such Equipment Advance, and such Equipment Advance shall then amortize and be payable in 54 consecutive, equal monthly payments of principal plus accrued interest beginning on the date six months following such Equipment Advance and continuing on the same day of each month thereafter. The final payment due on the applicable Equipment Maturity Date shall include all outstanding principal and all accrued unpaid interest. After repayment, no Equipment Advances may be re-borrowed.

          (c) To obtain an Equipment Advance, Borrower must notify Bank as provided in Section 3.4(a) and include a copy of invoices for the Equipment being financed, except in the case of the Repayment Advance, and such additional information as Bank may reasonably request.

          2.2 Section 2.1.3 (Letters of Credit Sublimit) and Section 2.1.4 (Cash Management Services Sublimit). Sections 2.1.3 and 2.1.4 are each amended by changing the dollar amount of "$500,000" in each place where it appears to the dollar amount of "$1,000,000"; and by changing the term "Advances" in each place where it appears to the term "Revolving Advances".

          2.3 Section 2.1.5 (Equipment 2 Facility) and Section 2.1.6 (Equipment 3 Facility). Sections 2.1.5 and 2.1.6 are deleted entirely.

          2.4 Section 2.3 (Overadvances) and Section 2.4 (Interest Rate, Payments). Sections 2.3 and 2.4 are amended entirely and replaced with the following:

          2.3 General Provisions Relating to the Advances; Overadvances.

     (a) Each Advance shall, at Borrower's option in accordance with the terms of this Agreement, be either in the form of a Prime Rate Advance or a LIBOR Advance; provided that in no event shall Borrower maintain at any time LIBOR Advances having more than one Interest Period per Advance. Borrower shall pay interest accrued on the Advances at the rates and in the manner set forth in
Section 2.4{b).

     (b) If Borrower's Obligations for Revolving Advances made under Section 2.1.1(a)(II) and under Sections 2.1.3, and 2.1.4 exceed the lesser of either (i) $4,000,000 or (ii) the Borrowing Base, Borrower must promptly pay Bank the excess.

          2.4 Payment of Interest on the Credit Extensions.

     (a) Computation of Interest. Interest on the Credit Extensions and all fees payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Credit Extension, the date of the making of such Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension.

     (b) Advances. Each Advance shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the Prime Rate plus the Prime Rate Margin or the LIBOR Rate plus the LIBOR Rate Margin, as the case may be. On and after the expiration of any Interest Period applicable to any LIBOR Advance outstanding on the date of occurrence of an Event of Default or acceleration of the Obligations, the Effective Amount of such LIBOR Advance shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Prime Rate plus five percent (5.00%). Pursuant to the terms hereof, interest on each Advance shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Advance pursuant to this Agreement for the portion of any Advance so prepaid and upon payment (including prepayment) in full thereof. All accrued but unpaid interest on the Advances shall be due and payable on the applicable maturity date.

     (c) Default Interest. Except as otherwise provided in Section 2.4(b), after an Event of Default, Obligations shall bear interest five percent (5.00%) above the rate effective immediately before the Event of Default (the "DEFAULT RATE"). Payment or acceptance of the increased interest provided in this Section 2.4(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

     (d) Prime Rate Advances. Each change in the interest rate of the Prime Rate Advances based on changes in the Prime Rate shall be effective on the effective date of such change and to the extent of such change. Bank shall use its best efforts to give Borrower prompt notice of any such change in the Prime Rate; provided, however, that any failure by Bank to provide Borrower with notice hereunder shall not affect Bank's right to make changes in the interest rate of the Prime Rate Advances based on changes in the Prime Rate.

     (e) LIBOR Advances. The interest rate applicable to each LIBOR Advance shall be determined in accordance with Section 3.4(a) hereunder. Subject to Sections 3.6 and 3.7, such rate shall apply during the entire Interest Period applicable to such LIBOR Advance, and interest calculated thereon shall be payable on the Interest Payment Date applicable to such LIBOR Advance.

          2.5 Section 2.6 (Fees). Subsection (c) entitled "Early Termination Fees" of Section 2.6 is amended entirely and replaced with the following:

     (c) Early Termination Fees. A fully earned, non-refundable early termination fee of three-fourths of one percent (0.75%) of the outstanding principal balance of all Equipment Advances shall be due upon voluntary or involuntary payment in full of Borrower's Obligations under the Committed Equipment Line prior to the relevant Equipment Maturity Dates and termination of Bank's obligation to lend the undisbursed portion of such Obligations under the Committed Equipment Line if such payment and termination is made on or prior to the first anniversary of the Fifth Effective Date, and a fee of one-half of one percent (0.50%) of the outstanding principal balance of all Equipment Advances if such payment and termination is made on or prior to the second anniversary of the Fifth Effective Date; provided that no such early termination fees shall be payable if Bank agrees to refinance and/or redocument this Agreement in another lending division of Bank (in Bank's sole discretion) prior to the relevant Maturity Dates or if such payment and termination is made as a direct result of an initial public offering of Borrower's equity securities.

And a new subsection (d) entitled "Unused Revolving Line Facility Fee" is added to Section 2.6 as follows:

     (d) Unused Revolving Line Facility Fee. A fee (the "Unused Revolving Line Facility Fee"), payable quarterly, in arrears, by the 15th day of the month following each calendar quarter, in an amount equal to one-fourth of one percent (0.25%) per annum of the average unused portion of the Revolving Line, as determined by Bank. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank's obligation to make loans and advances hereunder.

          2.6 Section 3.2 (Conditions Precedent to All Credit Extensions).
Section 3.2 is amended entirely and replaced with the following and the following Sections 3.3, 3.4, 3.5, 3.6 and 3.7 are added to the Agreement:

     3.2 Conditions Precedent to all Credit Extensions. Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

     (a) timely receipt of a Notice of Borrowing and/or Payment/Advance Form, as applicable; and

     (b) the representations and warranties in Section 5 shall be true in all material respects on the date of the Notice of Borrowing or Payment/Advance Form, as applicable, and on the effective date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

     3.3 Covenant to Deliver. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition to any Credit Extension. Borrower expressly agrees that the extension of a Credit Extension prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower's obligation to deliver such item, and any such extension in the absence of a required item shall be in Bank's sole discretion.

     3.4 Procedure for the Borrowing of Advances.

     (a) Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, each Advance shall be made upon Borrower's irrevocable written notice delivered to Bank in the form of a Notice of Borrowing and, if applicable, a Payment/Advance Form, each executed by a Responsible Officer of Borrower or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance. Such Notice of Borrowing must be received by Bank prior to 11:00 a.m. Pacific time, (i) at least three (3) Business Days prior to the requested

Funding Date, in the case of LIB0R Advances, and (ii) at least one (1) Business Day prior to the requested Funding Date, in the case of Prime Rate Advances, specifying:

          (1) the amount of the Advance, which, if a LIB0R Advance is requested, shall be in an aggregate minimum principal amount of $1,000,000 or in any integral multiple of $1,000,000 in excess thereof;

          (2) the requested Funding Date:

          (3) whether the Advance is to be comprised of LIBOR Advances or Prime Rate Advances; and

          (4) the duration of the Interest Period applicable to any such LIBOR Advances included in such notice; provided that if the Notice of Borrowing shall fail to specify the duration of the Interest Period for any Advance comprised of LIBOR Advances, such Interest Period shall be one (1) month.

     (b) The proceeds of all such Advances will then be made available to Borrower on the Funding Date by Bank by transfer to the Designated Deposit Account and, subsequently, by wire transfer to such other account as Borrower may instruct in the Notice of Borrowing. No Advances shall be deemed made to Borrower, and no interest shall accrue on any such Advance, until the related funds have been deposited in the Designated Deposit Account.

     3.5 Conversion and Continuation Elections.

     (a) So long as (i) no Event of Default or Default exists; (ii) Borrower shall not have sent any notice of termination of this Agreement; and (iii) Borrower shall have complied with such customary procedures as Bank has established from time to time for Borrower's requests for LIBOR Advances, Borrower may, upon irrevocable written notice to Bank:

          (1) elect to convert on any Business Day, Prime Rate Advances in an amount equal to $1,000,000 or any integral multiple of $1,000,000 in excess thereof into LIBOR Advances;

          (2) elect to continue on any Interest Payment Date any LIBOR Advances maturing on such Interest Payment Date (or any part thereof in an amount equal to $1,000,000 or any integral multiple of $1,000,000 in excess thereof); provided, that if the aggregate amount of LIBOR Advances shall have been reduced, by payment, prepayment, or conversion of part thereof, to be less than $1,000,000, such LIBOR Advances shall automatically convert into Prime Rate Advances, and on and after such date the right of Borrower to continue such Advances as, and convert such Advances into, LIBOR Advances shall terminate; or

          (3) elect to convert on any Interest Payment Date any LIBOR Advances maturing on such Interest Payment Date (or any part thereof in an amount equal to $1,000,000 or any integral multiple of $1,000,000 in excess thereof) into Prime Rate Advances.

     (b) Borrower shall deliver a Notice of Conversion/Continuation in accordance with Section 10, entitled Notices, to be received by Bank prior to 11:00 a.m. Pacific time at least (i) three (3) Business Days in advance of the Conversion Date or Continuation Date, if any Advances are to be converted into or continued as LIBOR Advances; and (ii) one (1) Business Day in advance of the Conversion Date, if any Advances are to be converted into Prime Rate Advances, in each case specifying the:

          (1) proposed Conversion Date or Continuation Date;

          (2) aggregate amount of the Advances to be converted or continued which, if any Advances are to be converted into or continued as LIBOR Advances, shall be in an aggregate minimum principal amount of $1,000,000 or in any integral multiple of $1,000,000 in excess thereof;

          (3) nature of the proposed conversion or continuation; and

          (4) duration of the requested Interest Period.

     (c) If upon the expiration of any Interest Period applicable to any LIBOR Advances, Borrower shall have timely failed to select a new Interest Period to be applicable to such LIBOR Advances, Borrower shall be deemed to have elected to convert such LIBOR Advances into Prime Rate Advances.

     (d) Any LIBOR Advances shall, at Bank's option, convert into Prime Rate Advances in the event that (i) an Event of Default or Default shall exist, or
(ii) the aggregate principal amount of the Prime Rate Advances which have been previously converted to LIBOR Advances, or the aggregate principal amount of existing LIBOR Advances continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceed the Revolving Line. Borrower agrees to pay Bank, upon demand by Bank (or Bank may, at its option, charge the Designated Deposit Account or any other account Borrower maintains with Bank) any amounts required to compensate Bank for any loss (including loss of anticipated profits), cost, or expense incurred by Bank, as a result of the conversion of LIBOR Advances to Prime Rate Advances pursuant to any of the foregoing.

     (e) Notwithstanding anything to the contrary contained herein, Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable LIBOR market to fund any LIBOR Advances, but the provisions hereof shall be deemed to apply as if Bank had purchased such deposits to fund the LIBOR Advances.

     3.6 Special Provisions Governing LIBOR Advances. Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to LIBOR Advances as to the matters covered:

     (a) Determination of Applicable Interest Rate. As soon as practicable on each Interest Rate Determination Date, Bank shall determine (which determination shall, absent manifest error in calculation, be final, conclusive and binding upon all parties) the interest rate that shall apply to the LIBOR Advances for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower.

     (b) Inability to Determine Applicable Interest Rate. In the event that Bank shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any LIBOR Advance, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Advance on the basis provided for in the definition of LIBOR, Bank shall on such date give notice (by facsimile or by telephone confirmed in writing) to Borrower of such determination, whereupon (i) no Advances may be made as, or converted to, LIBOR Advances until such time as Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to Advances in respect of which such determination was made shall be deemed to be rescinded by Borrower.

     (c) Compensation for Breakage or Non-Commencement of Interest Periods. Borrower shall compensate Bank, upon written request by Bank (which request shall set forth the manner and method of computing such compensation), for all reasonable losses, expenses and liabilities, if any (including any interest paid by Bank to lenders of funds borrowed by it to make or carry its LIBOR Advances and any loss, expense or liability incurred by Bank in connection with the liquidation or re-employment of such funds) such that Bank may incur: (i) if for any reason (other than a default by Bank or due to any failure of Bank to fund LIBOR Advances due to impracticability or illegality under Sections 3.7(d) and 3.7(e)) a borrowing or a conversion to or continuation of any LIBOR Advance does not occur on a date specified in a Notice of Borrowing or a Notice of Conversion/Continuation, as the case may be, or (ii) if any principal payment or any conversion of any of its LIBOR Advances occurs on a date prior to the last day of an Interest Period applicable to that Advance.

     (d) Assumptions Concerning Funding of LIBOR Advances. Calculation of all amounts payable to Bank under this Section 3.6 and under Section 3.4 shall be made as though Bank had actually funded each of its relevant LIBOR Advances through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of LIBOR Rate in an amount equal to the amount of such LIBOR Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund each of its LIBOR Advances in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section
3.6 and under Section 3.4.

     (e) LIBOR Advances After Default. After the occurrence and during the continuance of an Event of Default, (i) Borrower may not elect to have an Advance be made or continued as, or converted to, a LIBOR Advance after the expiration of any Interest Period then in effect for such Advance and (ii) subject to the provisions of Section 3.6(c), any Notice of Conversion/Continuation given by Borrower with respect to a requested conversion/continuation that has not yet occurred shall be deemed to be rescinded by Borrower and be deemed a request to convert or continue Advances referred to therein as Prime Rate Advances.

     3.7 Additional Requirements/Provisions Regarding LIBOR Advances.

     (a) If for any reason (including voluntary or mandatory prepayment or acceleration), Bank receives all or part of the principal amount of a LIBOR Advance prior to the last day of the Interest Period for such Advance, Borrower shall immediately notify Borrower's account officer at Bank and, on demand by Bank, pay Bank the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been, received until the last day of such Interest Period exceeds (ii) the interest which would have been recoverable by Bank by placing the amount so received on deposit in the certificate of deposit markets, the offshore currency markets, or United States Treasury investment products, as the case may be, for a period starting on the date on which it was so received and ending on the last day of such Interest Period at the interest rate determined by Bank in its reasonable discretion. Bank's determination as to such amount shall be conclusive absent manifest error.

     (b) Borrower shall pay Bank, upon demand by Bank, from time to time such amounts as Bank may determine to be necessary to compensate it for any costs incurred by Bank that Bank determines are attributable to its making or maintaining of any amount receivable by Bank hereunder in respect of any Advances relating thereto (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to Bank under this Agreement in respect of any Advances (other than changes which affect taxes measured by or imposed on the overall net income of Bank by the jurisdiction in which Bank has its principal office);

          (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with, or other liabilities of Bank (including any Advances or any deposits referred to in the definition of LIBOR); or

          (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities).

Bank will notify Borrower of any event occurring after the Closing Date which will entitle Bank to compensation pursuant to this Section 3.7 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Bank will furnish Borrower with a statement setting forth the basis and amount of each request by Bank for compensation under this Section
3.7. Determinations and allocations by Bank for purposes of this Section 3.7 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Advances, of making or maintaining Advances, or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate Bank in respect of any Additional Costs, shall be conclusive absent manifest error.

     (c) If Bank shall determine that the adoption or implementation of any applicable law, rule, regulation, or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its applicable lending office) with any respect or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on capital of Bank or any person or entity controlling Bank (a "Parent") as a consequence of its obligations hereunder to a level below that which Bank (or its Parent) could have achieved but for such adoption, change, or compliance (taking into consideration policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time, within fifteen
(15) days after demand by Bank, Borrower shall pay to Bank such additional amount or amounts as will compensate Bank for such reduction. A statement of Bank claiming compensation under this Section 3.7(c) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error.

     (d) If, at any time, Bank, in its sole and absolute discretion, determines that (i) the amount of LIBOR Advances for periods equal to the corresponding Interest Periods are not available to Bank in the offshore currency interbank markets, or (ii) LIBOR does not accurately reflect the cost to Bank of lending the LIBOR Advances, then Bank shall promptly give notice thereof to Borrower. Upon the giving of such notice, Bank's obligation to make the LIBOR Advances shall terminate; provided, however, Advances shall not terminate if Bank and Borrower agree in writing to a different interest rate applicable to LIBOR Advances.

     (e) If it shall become unlawful for Bank to continue to fund or maintain any LIBOR Advances, or to perform its obligations hereunder, upon demand by Bank, Borrower shall prepay the Advances in full with accrued interest thereon and all other amounts payable by Borrower hereunder (including, without limitation, any amount payable in connection with such prepayment pursuant to
Section 3.7(a)). Notwithstanding the foregoing, to the extent a determination by Bank as described above relates to a LIBOR Advance then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Borrower shall have the option, subject to the provisions of Section 3.6(c), to (i) rescind such Notice of Borrowing or Notice of Conversion/Continuation by giving notice (by facsimile or by telephone confirmed in writing) to Bank of such rescission on the date on which Bank gives notice of its determination as described above, or (ii) modify such Notice of Borrowing or Notice of Conversion/Continuation to obtain a Prime Rate Advance or to have outstanding Advances converted into or continued as Prime Rate Advances by giving notice (by facsimile or by telephone confirmed in writing) to Bank of such modification on the date on which Bank gives notice of its determination as described above.

          2.7 Section 6.2 (Financial Statements, Reports, Certificates), Subsection (b) of Section 6.2 is amended entirely and replaced with the following:

     (b) Within 20 days after the last day of each month, Borrower will deliver to Bank aged listings of accounts receivable and accounts payable, and, after outstanding Revolving Advances exceed $1,000,000, within 20 days after the last day of each month and at the time of any request for a Revolving Advance, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C.

          2.8 Section 6.7 (Financial Covenants). Section 6.7 is amended entirely and replaced with the following:

     6.7 Financial Covenants. Commencing as of November 30, 2006, Borrower will maintain as of the last day of each month:

          (i) Minimum Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities of at least 1.50 to 1.00.

          (ii) Minimum Fixed Charge Coverage Ratio. A ratio of Borrower's (a) consolidated earnings before interest expense, income taxes, depreciation, amortization of intangible assets and other non-cash charges made to Borrower's income (all as determined by GAAP) minus unfunded capital expenditures and minus cash taxes for the preceding nine-month period to (b) current maturities of long term debt plus interest expense paid or payable during the preceding nine-month period of at least 1.50 to 1.00, measured monthly on a rolling 9 month basis.

          (iii) Minimum Tangible Net Worth. A Tangible Net Worth of at least $30,000,000, increasing by 50% of quarterly Net Income each fiscal quarter.

          2.9 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

          "Advance" is a Revolving Advance or an Equipment Advance, or both Revolving Advances and Equipment Advances, collectively, as the context requires.

          "Business Day" is any day other than a Saturday, Sunday or other day on which banking institutions in the State of California are authorized or required by law or other governmental action to close, except that if any determination of a "Business Day" shall relate to a LIBOR Advance, the term "Business Day" shall also mean a day on which dealings are carried on in the London interbank market.

          "Committed Equipment Line" is an Equipment Advance or Equipment Advances in an aggregate maximum amount of up to $25,000,000.

          "Committed Revolving Line" is a Revolving Advance or Revolving Advances in an aggregate maximum amount of up to $5,000,000.

          "Credit Extension" is each Revolving Advance, Equipment Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit.

          "Equipment Maturity Date" is the earliest of (a) the date sixty (60) months after the respective Equipment Advance or (b) the date of acceleration after the occurrence and continuance of an Event of Default.

          "Quick Assets" is, on any date, Borrower's consolidated, unrestricted cash and cash equivalents held at Bank, plus all Accounts.

          "Revolving Maturity Date" is the earliest of (a) October 31, 2009 [the third (3rd) anniversary of the Fifth Effective Date] or (b) the date of acceleration after the occurrence and continuance of an Event of Default.

          "Schedule" is any attached schedule of exceptions or Perfection Certificate delivered to Bank.

The definition of "Eligible Accounts" set forth in Section 13.1 is amended by changing the dollar amount of "$125,000" set forth in subpart (e) of said definition to the dollar amount of "$400,000"

The following terms and their respective definitions are deleted from Section
13.1 in their entirety:

Basic Rate, Committed Equipment 2 Line, Committed Equipment 3 Line, Equipment Availability End Date, Equipment 2 Advance, Equipment 2 Availability End Date, Equipment 2 Maturity Date, Equipment 3 Advance, Equipment 3 Availability End Date, and Equipment 3 Maturity Date.

The following terms and their respective definitions set forth below are added to Section 13.1 and inserted in their appropriate alphabetical order:

          "Continuation Date" means any date on which Borrower elects to continue a LIBOR Advance into another Interest Period.

          "Conversion Date" means any date on which Borrower elects to convert a Prime Rate Advance to a LIBOR Advance or a LIBOR Advance to a Prime Rate Advance.

          "Default Rate" is defined in Section 2.4(c).

          "Designated Deposit Account" is Borrower's deposit account, Account Number 3300467946, maintained with Bank.

          "EBITDA" is Borrower's consolidated earnings before interest expense, income taxes, depreciation, amortization of intangible assets and other non-cash charges made to Borrower's income (all a determined by GAAP).

          "Effective Amount" means with respect to any Advances on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and prepayments or repayments thereof occurring on such date.

          "Eligible Equipment" is (a) new or used general purpose computer equipment, office equipment, test and laboratory equipment, and furnishings, subject to the limitations set forth herein, and (b) leasehold improvements, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by Bank, including taxes, shipping, warranty charges, freight discounts and installation expenses, all of which complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects and in which Bank has a first priority Lien.

          "Fifth Effective Date" is defined in Section 2.1.2(a).

          "Funded Debt" is, on any date, Borrower's consolidated Indebtedness.

          "Funding Date" is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

          "Interest Payment Date" means, with respect to any LIBOR Advance, the last day of each Interest Period applicable to such LIBOR Advance and, with respect to Prime Rate Advances, the last day of each month (or, if the last day of the month does not fall on a Business Day, then on the first Business Day following such date), and each date a Prime Rate Advance is converted into a LIBOR Advance to the extent of the amount converted to a LIBOR Advance.

          "Interest Period" means, as to any LIBOR Advance, the period commencing on the date of such LIBOR Advance, or on the conversion/continuation date on which the LIBOR Advance is converted into or continued as a LIBOR Advance, and ending on the date that is one (1), two (2) or three (3) months thereafter, in each case as Borrower may elect in the applicable Notice of Borrowing or Notice of Conversion/Continuation; provided, however, that (a) no Interest Period with respect to any LIBOR Advance shall end later than the Revolving Maturity Date or any applicable Equipment Maturity Date, (b) the last day of an Interest Period shall be determined in accordance with the practices of the LIBOR interbank market as from time to time in effect, (c) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of a LIBOR Advance, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day, (d) any Interest Period pertaining to a LIBOR Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period, and
     (e) interest shall accrue from and include the first Business Day of an Interest Period but exclude the last Business Day of such Interest Period.

          "Interest Rate Determination Date" means each date for calculating the LIBOR for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a LIBOR Advance.

          "LIBOR Rate" means, for each Interest Period in respect of LIBOR Advances comprising part of the same Advance or Advances, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) equal to LIBOR for such Interest Period divided by one (1) minus the Reserve Requirement for such Interest Period.

          "LIBOR Rate Margin" is, at any date of determination, the applicable interest rate factor set forth in the column entitled "LIBOR Margin" in the applicable table below set opposite the corresponding ratio or range of ratios in the column entitled "Funded Debt to Trailing 12-Month EBITDA" in the tables identified below for Revolving Advances or Equipment Advances, as applicable, in which Borrower's then current ratio of Funded Debt to Trailing 12-Month EBITDA would fall:

     For Revolving Advances:

Pricing        Funded Debt to         LIBOR    Prime
 Level    Trailing 12-Month EBITDA   Margin   Margin
-------   ------------------------   ------   ------
I                  < 1.50x            2.00%    0.00%
II        > or = 1.50x and < 2.00x    2.25%    0.50%
III       > or = 2.00x and < 2.50x    2.50%    0.75%
IV        > or = 2.50x and < 3.00x    2.75%    1.00%
V               > or = 3.00x          3.00%    1.25%

     For Equipment Advances:

Pricing        Funded Debt to         LIBOR    Prime
 Level    Trailing 12-Month EBITDA   Margin   Margin
-------   ------------------------   ------   ------
I                  < 1.50x            2 25%    0.25%
II        > or = 1.50x and < 2.00x    2.50%    0.75%
III       > or = 2.00x and < 2.50x    2.75%    1.00%
IV        > or = 2.50x and < 3.00x    3.00%    1.25%
V               > or = 3.00x          3.25%    1.50%

          "LIBOR" means, for any Interest Rate Determination Date with respect to an Interest Period for any Advance to be made as, continued as or converted into a LIBOR Advance, the rate of interest per annum determined by Bank to be the per annum rate of interest at which deposits in United States Dollars are offered to Bank in the London interbank market (rounded upward, if necessary, to the nearest 1/100th of one percent (0.01%)) in which Bank customarily participates at 11:00 a.m. (local time in such interbank market) two (2) Business Days prior to the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal to the amount of such Advance.

          "LIBOR Advance" means an Advance that bears interest based on the LIBOR Rate.

          "Net Income" means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

          "Notice of Borrowing" means a notice given by Borrower to Bank in accordance with Section 3.4(a), substantially in the form of Exhibit E attached, with appropriate insertions.

          "Notice of Conversion/Continuation" means a notice given by Borrower to Bank in accordance with Section 3.5, substantially in the form of Exhibit F. attached, with appropriate insertions.

          "Payment/Advance Form" is a Loan Payment/Advance Request Form in the form attached as Exhibit B.

          "Prime Rate Advance" means an Advance that bears interest based on the Prime Rate.

          "Prime Rate Margin" is, at any date of determination, the applicable interest rate factor set forth in the column entitled "Prime Margin" in the applicable table below set opposite the corresponding ratio or range of ratios in the column entitled "Funded Debt to Trailing 12-Month EBITDA" in the tables identified below for Revolving Advances or Equipment Advances, as applicable, in which Borrower's then current ratio of Funded Debt to Trailing 12-Month EBITDA would fail:

     For Revolving Advances:

Pricing        Funded Debt to         LIBOR    Prime
 Level    trailing 12-Month EBITDA   Margin   Margin
-------   ------------------------   ------   ------
   I               < 1.50x            2.00%    0.00%
  II      > or = 1.50x and < 2.00x    2.25%    0.50%
  III     > or = 2.00x and < 2.50x    2.50%    0.75%
   IV     > or = 2.50x and < 3.00x    2.75%    1.00%
   V            > or = 3.00x          3.00%    1.25%

     For Equipment Advances:

Pricing        Funded Debt to         LIBOR    Prime
 Level    trailing 12-Month EBITDA   Margin   Margin
-------   ------------------------   ------   ------
   I               < 1.50x            2 25%    0.25%
  II      > or = 1.50x and < 2.00x    2.50%    0.75%
  III     > or = 2.00x and < 2.50x    2.75%    1.00%
   IV     > or = 2.50x and < 3.00x    3.00%    1.25%
   V            > or = 3.00x          3.25%    1.50%

          "Regulatory Change" means, with respect to Bank, any change on or after the date of this Agreement in United States federal, state, or foreign laws or regulations, including Regulation D, or the adoption or making on or after such date of any interpretations, directives, or requests applying to a class of lenders including Bank, of or under any United States federal or state, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reserve Requirement" means, for any Interest Period, the average maximum rate at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D) by member banks of the Federal Reserve System. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by Bank by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined as provided in the definition of LIBOR or (b) any category of extensions of credit or other assets which include Advances.

          "Trailing 12-Month EBITDA" is, at any date of determination, Borrower's EBITDA, as of the most recent month end, for the most recent twelve (12) consecutive months.

          2.9A Exhibits C and D attached to the Loan Agreement are amended entirely and replaced with Exhibits C and D attached hereto and Exhibits E and F attached hereto are added to the Loan Agreement.

     3. LIMITATION OF AMENDMENTS.

          3.1 The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) to Borrower's knowledge no Event of Default has occurred and is continuing;

          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6. EFFECTIVENESS. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower's payment to Bank of a fee in an amount equal to $112,500.00, and (c) Bank's receipt of (i) an Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, (ii) a Perfection Certificate on Bank's form therefore, (iii) an Addendum to Intellectual Property Security Agreement, and
(iv) the proceeds of the Repayment Advance being made under Section 2.1.2(a) as amended by this Amendment.

     7. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Arizona.

     8. MISCELLANEOUS. All of the provisions in Sections 10, 11 and 12 of the Loan Agreement which are not already included in this Amendment are incorporated in this Amendment by this reference as if fully set forth herein, except that the references in the Loan Agreement to the term "this Agreement" and words of similar import shall mean this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:                                   BORROWER:

SILICON VALLEY BANK                     LIMELIGHT NETWORKS, INC.


By: /s/ Travis D. Wood                  By: /s/ William H. Rinehart
    ---------------------------------       ------------------------------------
Name: TRAVIS D. WOOD                    Name: William H. Rinehart
Title: VICE PRESIDENT                   Title: President & CEO

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower LIMELIGHT NETWORKS, INC.                    Bank: Silicon Valley Bank
                                                           14300 Northsight
                                                           Boulevard, Suite 203,
                                                           Scottsdale, Arizona
                                                           85260

Commitment Revolving Line: $5,000,000

ACCOUNTS RECEIVABLE
1.    Accounts Receivable Book Value as of __________                           $___________
2.    Additions (please explain on reverse)                                     $___________
3.    TOTAL ACCOUNTS RECEIVABLE                                                 $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.    Amounts over 90 days due                                   $___________
5.    Balance of 50% over 90 day accounts                        $___________
6.    Credit balances over 90 days                               $___________
7.    Concentration Limits                                       $___________
8.    Foreign Accounts**                                         $___________
9.    Federal Governmental Accounts                              $___________
10.   Contra Accounts                                            $___________
11.   Promotion or Demo Accounts                                 $___________
12.   Intercompany/Employee Accounts                             $___________
13.   Other (please explain on reverse)                          $___________
14.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                      $___________
15.   Eligible Accounts (#3 minus #14)                                          $___________
16.   LOAN VALUE OF ACCOUNTS (80% of #15)                                       $___________
**    except for up to $400,000 from UK eligibles

BALANCES
17.   Maximum Loan Amount                                        $  4,000,000
18.   Total Funds Available [Lesser of #17 or #16]                              $___________
19.   Present balance owing on Line of Credit minus $1,000,000   $___________
20.   Outstanding under Sublimits (LC or CM)                     $___________
21.   RESERVE POSITION (#18 minus #19 and #20)                                  $___________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                               BANK USE ONLY


LIMELIGHT NETWORKS, INC.                Rec'd by:
                                                  ------------------------------
                                                  Auth. Signer
By:                                     Date:
    ---------------------------------         ----------------------------------
    Authorized Signer


                                        Verified:
                                                  ------------------------------
                                                  Auth. Signer
                                        Date:
                                              ----------------------------------

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK
      14300 Northsight Boulevard, Suite 203
      Scottsdale, Arizona 85260

FROM: LIMELIGHT NETWORKS, INC.

     The undersigned Responsible Officer of LIMELIGHT NETWORKS, INC. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned certifies that Borrower, and each Subsidiary, has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Responsible Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please Indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                       Required                  Complies
------------------                       --------                  --------
Monthly financial statements + CC        Monthly within 20 days    Yes   No
Annual (Audited)                         FYE within 120 days       Yes   No
A/R & A/P Agings                         Monthly within 20 days    Yes   No
A/R Audit                                Initial and Annual        Yes   No
Borrowing Base Certificate               Monthly within 20 days*   Yes   No
Annual financial projections             30 days prior to FYE      Yes   No

*    after Revolving Advances exceed $1,000,000

Financial Covenant                       Required            Actual       Complies
------------------                       --------            ------       --------
Maintain on a Monthly Basis:
   Minimum (Adjusted Quick Ratio)        1.50:1.00           ____:1.00    Yes   No
   Minimum Fixed Charge Coverage Ratio   1.50:1.00           ____:1.00    Yes   No
   Minimum Tangible Net Worth            $30,000,000         $_________   Yes   No
                                         + 50% of
                                         Qtrly NI ea
                                         FQ

For interest rate margin purposes:

Ratio of Funded Debt to Training 12-Month EBITDA, as of end of month is:
_______:1.00

Have there been updates to Borrower's intellectual property? Yes/No

Borrower only has deposit accounts located at the following institutions:
______________________________.

Comments Regarding Exceptions: See Attached.

Sincerely,                              BANK USE ONLY

LIMELIGHT NETWORKS, INC.
                                        Received by:
                                                     ---------------------------
----------------------------------                   AUTHORIZED SIGNER
SIGNATURE                               Date:
                                              ----------------------------------
----------------------------------
TITLE
                                        Verified:
----------------------------------                ------------------------------
DATE                                              AUTHORIZED SIGNER
                                        Date:
                                              ----------------------------------

                                        Compliance Status:                   Yes

                                   EXHIBIT E
                           FORM OF NOTICE OF BORROWING
                            LIMELIGHT NETWORKS, INC.

                                                   Date: _______________________

TO: SILICON VALLEY BANK
    3003 Tasman Drive
    Santa Clara, CA 95054
    Attention: Corporate Services Department

RE: Loan and Security Agreement dated as of April 15, 2005 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"), by and between Limelight Networks, Inc. ("Borrower") and Silicon Valley Bank (the "Bank")

Ladies and Gentlemen:

     The undersigned refers to the Loan Agreement, the terms defined therein and used herein as so defined, and hereby gives you notice irrevocably, pursuant to
Section 3.4(a) of the Loan Agreement, of the borrowing of an Advance.

1. The Funding Date, which shall be a Business Day, of the requested borrowing is __________________.

2. The aggregate amount of the requested borrowing is $_________________.

3. The requested Advance shall consist of $_______________ of Prime Rate Advances and $_______________________ of LIBOR Advances.

4. The duration of the interest Period for the LIBOR Advances included in the requested Advance shall be ________ months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Advance before and after giving effect thereto, and to the application of the proceeds therefrom, as applicable:

     (a) all representations and warranties of Borrower contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

     (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Advance; and

     (c) if the requested Advance is to be a Revolving Advance, such Revolving Advance will not cause the aggregate principal amount of the outstanding Revolving Advances exceeding $1,000,000 to exceed, as of the designated Funding Date, (i) the lesser of (A) $4,000,000 or (B) the Borrowing Base minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iii) the aggregate outstanding Revolving Advances (including any amounts used for Cash Management Services) exceeding $1,000,000.

BORROWER                                LIMELIGHT NETWORKS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

For internal Bank use only

LIBOR Pricing Date   LIBOR   LIBOR Variance   Maturity Date
------------------   -----   --------------   -------------
                                  ___%

                                   EXHIBIT F
                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                            LIMELIGHT NETWORKS, INC.


                                                         Date __________________
TO: SILICON VALLEY BANK
    3003 Tasman Drive
    Santa Clara, CA 95054
    Attention: Corporate Services Department

RE: Loan and Security Agreement dated as of April 15, 2005 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"), by and between Limelight Networks, Inc. ("Borrower") and Silicon Valley Bank (the "Bank")

Ladies and Gentlemen:

     The undersigned refers to the Loan Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 3.5 of the Loan Agreement, of the [conversion] [continuation] of the Advances specified herein, that:

1. The date of the [conversion] [continuation] is _______________, 20___.

2. The aggregate amount of the proposed Advances to be [converted] is $_______ _______________or [continued] is $______________________.

3. The Advances are to be [converted into] [continued as] [LIBOR] [Prime Rate] Advances.

4. The duration of the Interest Period for the LIBOR Advances included in the [conversion] [continuation] shall be_____months.

     The undersigned, on behalf of Borrower, hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed [conversion] [continuation], before and after giving effect thereto and to the application of the proceeds therefrom:

     (a) all representations and warranties of Borrower stated in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

     (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

BORROWER                                LIMELIGHT NETWORKS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

For internal Bank use only

LIBOR Pricing Date   LIBOR   LIBOR Variance   Maturity Date
------------------   -----   --------------   -------------
                                  ___%

                                     SCHEDULE 1

                          ACKNOWLEDGMENT OF AMENDMENT
                                      AND
                           REAFFIRMATION OF GUARANTY

     Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fifth Amendment to Loan and Security Agreement dated as of even date herewith (the "Amendment").

     Section 2. Guarantor hereby consents to the Amendment and agrees that the Unconditional Guaranty of Guarantor dated April 15, 2005 relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

     Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of___________, 2006

GUARANTOR                               [INSERT NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                                               6